UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2017

LIBERATED SYNDICATION INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209599	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Baum Boulevard Pittsburgh, Pennsylvania 15213
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (412) 621-0902

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in

Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.  Entry into a Material Definitive Agreement.

On December 15, 2017, Liberated Syndication Inc, a Nevada corporation (the “Company”) issued 1,100,000 restricted common shares to the Company’s Chief Executive Officer, 900,000 restricted common shares to the Chief Financial Officer and 200,000 restricted common shares to each of the Company’s three independent board members. The awards were valued at $1.52 per share upon issuance and vest in 50% tranches upon achieving the following milestones: 1) Average closing price of $5.00 per share for 10 consecutive days within 30 months of the date of grant; 2) Average closing price of $7.00 per share for 10 consecutive days within 36 months of the date of grant. Such average closing prices will be adjusted for stock splits and any unvested shares will be forfeited if such milestones are not achieved by such dates.

The Stock Agreements of Messrs. Spencer, Busshaus, Polinsky, Yevstifeyev, and Smith are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated herein by reference.   The foregoing descriptions of the Stock Agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is hereby incorporated into this Item 3.02 by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits

Description

10.1       Stock Agreement of Christopher J. Spencer dated December 15, 2017*

10.2       Stock Agreement of John Busshaus dated December 15, 2017*

10.3       Stock Agreement of Douglas Polinsky dated December 15, 2017*

10.4       Stock Agreement of Denis Yevstifeyev dated December 15, 2017*

10.5       Stock Agreement of John G. Smith dated December 15, 2017*

* Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2017	LIBERATED SYNDICATION INC.
	By:	/s/ Christopher J. Spencer
Name: Christopher J. Spencer
Title: CEO and President